Business Update March 4, 2019 NASDAQ SESN

FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements that involve substantial risks and our ability to successfully develop our product candidates and complete our planned uncertainties. All statements, other than statements of historical facts, contained in this clinical programs, the potential advantages or favorability of our product candidates, our presentation, including statements regarding our strategy, future operations, clinical ability to obtain marketing approvals for our product candidates, expectations regarding development of our protein therapies, future financial position, future revenues, our ongoing clinical trials, availability and timing of data from clinical trials, the adequacy projected costs, prospects, plans and objectives of management, are forward-looking of any clinical models, expectations regarding regulatory approvals, our ability to obtain, statements. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” maintain and protect our intellectual property for our technology and products, other “predict,” “project,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and matters that could affect the financial performance of the Company, other matters that similar expressions are intended to identify forward-looking statements within the could affect the availability or commercial potential of the Company’s product candidates, meaning of the Private Securities Litigation Reform Act of 1995, although not all forward- expectations regarding the adequacy of our existing capital resources to fund our looking statements contain these identifying words. operating plan into 2020, and other factors discussed in the “Risk Factors” section of the Company’s Annual Report on Form 10-K, and other reports on file with the Securities We may not actually achieve the plans, intentions or expectations disclosed in our and Exchange Commission (SEC). The forward-looking statements contained in this forward-looking statements, and you should not place undue reliance on our forward- presentation are made as of the date hereof, and Sesen Bio assumes no obligation to looking statements. Actual results or events could differ materially from the plans, update any forward-looking statements whether as a result of new information, future intentions and expectations disclosed in the forward-looking statements we make as a events, or otherwise except as required by applicable law. result of various important factors, including: the uncertainties inherent in the initiation and conduct of clinical trials, the possibility that the available preliminary data of the Phase 3 VISTA Trial are not indicative of final data from all patients in the Phase 3 VISTA Trial and final data may not be positive with regard to the safety or efficacy of Vicinium®, 2

AGENDA 1. Bladder cancer is an area of significant unmet need, which results in strong stakeholder support for new treatment options 2. Confident in the probability of regulatory approval with a clear path forward 3. Dual MOA suggests that Vicinium® may be a preferred choice for combination therapy with checkpoint inhibitors in the future 4. Strong commercial viability with the potential for advocacy for Vicinium from physicians, patients and their caregivers, and payers 5. Microbial expression system has the potential to significantly reduce COGs while simplifying manufacturing and supply chain 3

OUR PATH FORWARD STARTS WITH THE PATIENT JOURNEY

Patient surveys have shown that the experience of those with bladder cancer is one of the poorest when compared to other cancers.[1]



BLOOD IN URINE
See PCP; prescribed misaligned antibiotics
See blood in urine; try different antibiotic
Still see blood in urine
Confusion and concern on problem
Referred to Urologist
Begin tests
CT Scan
Cytology
Cystoscopy
Bladder MRI
TURBT
Fear, anxiety
DIAGNOSIS
Shock and emotional struggle
Preparing for 1st cancer treatment
BCG
Testing
Hope treatment is working
BCG
Testing
BCG again
Fear cancer is progressing
BCG again
More testing
TUMOR HAS RECURRED
BCG has failed
What's next?
Urologist visit
Urologist recommends bladder removal
BLADDER REMOVAL
?
?
LIFE WITH CANCER

"Radical cystectomy is associated with significant morbidity and mortality and a negative impact on quality of life, and many patients actually refuse or are ineligible for cystectomy."[2]

[1]US National Library of Medicine National Institutes of Health. *The patients' experience of a bladder cancer diagnosis: a systematic review of the qualitative evidence.* 2017.
[2]Ronald de Wit, MD, PhD, group leader of the Experimental Systematic Therapy of Urogenital Cancers program at Erasmus MC Cancer Institute, Rotterdam, The Netherlands, ESMO 2018.

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6th MOST COMMON CANCER[1]

>80,000
NEW CASES EACH YEAR IN U.S.[1]

$4B+
IN ANNUAL COSTS[2]

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BLADDER CANCER

Highly Prevalent with Tremendous Unmet Medical Need

- Median age at diagnosis of 72 years[1]
- Single most expensive cancer to treat in U.S.[2]
  - Average patient cost is ~$150K[3]
- 75-85% diagnosed as non-muscle invasive bladder cancer[4]
- Limited treatment options for high-risk NMIBC
  - BCG remains standard-of-care
  - Bladder removal is recommended option after BCG

[1]National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2017. [2]Mossanen M. Curr Opin Urol. 2014. [3]US National Library of Medicine National Institutes of Health. *Economic aspects of bladder cancer: what are the benefits and costs?* 2009. [4]Therapeutic Advances in Urology. *Best Practices in the Treatment of Non-muscle Invasive Bladder Cancer.* 2012.

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Carcinoma in situ: the most difficult form of NMIBC to treat Carcinoma in situ vs. Normal Bladder Lining: Clinical Trial Implications: • Field change disease often involving the entire bladder lining that is very difficult to treat • Failed on two courses of BCG, which is the gold standard for treatment of high-risk NMIBC • Rigorous local and independent central review of all urine cytology and biopsy samples • Complete response definition Normal inner means that the bladder is (Carcinoma in situ) lining completely cancer free at each timepoint Note: Diagram is for illustrative purposes 6

AGENDA 1. Bladder cancer is an area of significant unmet need, which results in strong stakeholder support for new treatment options 2. Confident in the probability of regulatory approval with a clear path forward 3. Dual MOA suggests that Vicinium may be a preferred choice for combination therapy with checkpoint inhibitors in the future 4. Strong commercial viability with the potential for advocacy for Vicinium from physicians, patients and payers 5. Microbial expression system has the potential to significantly reduce COGs while simplifying manufacturing and supply chain 7

VICINIUM • Antibody fragment targeting EpCAM tethered to a cytotoxic payload (Pseudomonas exotoxin A) to form a single protein • Highly selective targeting of cancer cells while mostly avoiding healthy cells • Inhibits protein synthesis, and kills both rapidly proliferating and slow- growing cells • Designed to be effective against multi-drug resistant tumors • High potency relative to other available agents 8

VICINIUM Clinical Program Highly Aligned with 2018 FDA Guidance for NMIBC FDA Guidance VICINIUM Clinical Program • Conduct nonclinical studies to assess toxicity in animal models  • Conduct nonclinical studies to demonstrate anti-tumor activity  • Conduct nonclinical studies to determine optimal dose and schedule  • Examine anti-tumor activity and optimal dose schedule in early phase clinical trial  • Papillary cohort endpoint of recurrence-free survival (time to event endpoint)  • CIS studied in single-arm trial with CRR & DoR endpoints  • Papillary cohort not in primary efficacy endpoint  • Prefer intravesical vs. systemic  • Specifically define trial entry criteria  • Definition of BCG-unresponsive disease  • 2004 WHO classification for tumor grading  • Central pathology review of biopsy tissue and urine cytology  • Collect data on patients’ previous anti-cancer therapies  • Enroll patients who reflect clinically relevant patient population  • Optimize risk-benefit balance with dose selection  • Definition of CRR  • Collect time to cystectomy data  • Lower bound of 95% confidence interval rules out clinically unimportant CRR  • Nonclinical studies to determine need for evaluation of systemic toxicity  • Consistent efficacy and safety data across Phase I, II and III studies  FDA Guidance: BCG-Unresponsive Non-muscle Invasive Bladder Cancer: Developing Drugs and Biologics for Treatment Guidance for Industry, February 2018 99

Spectrum of Clinical Trial Endpoints in VISTA Demonstrating Strong Benefit/Risk Profile Efficacy Surrogate Time to Health Endpoints Cystectomy Outcomes Benefit : Risk Safety and Tolerability Favorable profile relative to BCG, Valstar, checkpoint inhibitors Selectively targets cancer cells while generally avoiding healthy cells Intravesical administration FDA Guidance: The approval of a marketing application is based on a favorable risk-benefit assessment. VISTA is an open-label, multicenter, single-arm Phase III registration trial. Preliminary data as of December 3, 2018. 10

Our Phase II and Phase III Clinical Trials are Highly Consistent for Complete Response Rate (CRR) CRR in Carcinoma in situ Patients* 50% Legend: Phase II 40% Phase III 40% 39% 95% CI 30% 27% 27% 20% 20% 18% 16% 10% 14% % of Patients with Complete Complete Response with Patients % of 0% 3-Month3-month CRR 6-Month6-month CRR 9-Month9-month CRR 12-Month12-month CRR Vicinium demonstrates reproducible, strong anti-tumor activity *Note: Data reflect pooled results of patients in cohorts 1&2 (n = 45 and 93 for Phase II and III, respectively) with Carcinoma in situ (with or without papillary) that recurred within ≤11 months of adequate BCG. For cohort-specific complete response rates, including confidence intervals, refer to slides 33-35. 11

VISTA TRIAL: Duration of Response for Patients who Achieved a CR at 3 Months CIS Patients (cohorts 1 & 2) (n=93) Patients with Complete Patients Patients still on treatment in situ Response at 3 months 49% of patients had a CR duration of ≥9 months (or 12 months after starting therapy) Carcinoma Carcinoma *Note: Median of responses for cohorts 1 and 2 are 227 days (95% CI=127-516) and 267 days (95% CI=167-NA), respectively, based on the Kaplan-Meier method. 12 Median duration of response for pooled cohorts 1&2 is 260 days (95% CI=154-516).

VISTA TRIAL: Favorable Efficacy Demonstrated in High-risk Ta or T1 NMIBC Patients

- Patients deemed to have no visible evidence of disease when starting Vicinium treatment
- Disease recurrence remains appropriate response criteria
- Time to disease recurrence remains standard clinical endpoint (slide 14)



Recurrence-Free Rate
% of Patients Recurrence-Free
80%
70%
60%
50%
40%
30%
20%
10%
0%
68%
56%
42%
36%
3-Month (n=40)
6-Month (n=39)
9-Month (n=38)
12-Month (n=36)

FDA Guidance: Sponsors can include patients with completely resected lesions and no evidence of CIS in these single-arm trials but should not include them in the evaluation of the primary efficacy endpoint.

Note: Data reflects results of patients in cohort 3 (n = 40) with high-grade Ta or T1 tumors (without Carcinoma in situ) that recurred within 6 months of adequate BCG.

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VISTA TRIAL: After Treatment with Vicinium, Patients with High-Risk Ta or T1 NMIBC Remain Disease Free for ~9 Months


High-grade Ta, T1 NMIBC Patients treated with Vicinium
0
90
180
270
360
450
540
630
720
810
Time to Disease Recurrence (Days)
High-risk Ta or T1 Patients (cohort 3, n=40)
Patients still on treatment
Median time to disease recurrence = 270* (95% CI = 169-452)

FDA Guidance: Sponsors can include patients with completely resected lesions and no evidence of CIS in these single-arm trials but should not include them in the evaluation of the primary efficacy endpoint.

*Median time to disease recurrence is calculated using the Kaplan-Meier method.
Note: Data reflects results of patients in cohort 3 (n = 40) with high-grade Ta or T1 tumors (without Carcinoma in situ) that recurred within 6 months of adequate BCG.

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VISTA TRIAL: After Treatment with Vicinium, Patients are Projected to be Cystectomy-Free for ~18 Months



Patients treated with Vicinium
0
90
180
270
360
450
540
630
720
810
900
990
1080
Time without Cystectomy (Days)
CIS Patients (cohorts 1&2, n=93)
High-risk Ta or T1 Patients (cohort 3, n=40)
Patient still on trial, no cystectomy as of last visit
Median cystectomy-free days = 519* (95% CI = 361-523)

FDA Guidance:

- The goal of therapy in patients with BCG-unresponsive NMIBC is to avoid cystectomy.
- Although delay in radical cystectomy is considered a direct patient benefit, the variations in patient and health care provider preferences can confound the interpretation of this endpoint in randomized trials and particularly in single-arm trials. Nevertheless, sponsors should collect these data, which may provide supportive evidence of effectiveness.

*Note: The median was estimated using a computer-based, intensive, nonparametric approach commonly used in clinical trials to generate estimates and confidence intervals for data sets that are incomplete. Using the variability within a sample to estimate that sampling distribution empirically, 500 samples with replacement were generated to estimate the median.

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Our Phase II and Phase III Clinical Trials are Highly Consistent for Safety and Tolerability

No patient developed metastatic bladder cancer while on therapy in Phase II or Phase III trials

- Majority of adverse events considered mild/moderate in both studies
- No patients discontinued due to adverse events in Phase II, and only 4% (n=5) of patients discontinued trial treatment in Phase III
- Majority of adverse events observed consistent with patient population and use of catheterization
- Treatment-related serious adverse events reported:
  - Phase II Clinical Trial: 3 patients reported 5 events including 2 events of pollakiuria, 2 events of dysuria, and 1 event of arthralgia. All events resolved without sequelae.
  - Phase III Clinical Trial: 3 patients reported 4 events including grade 4 cholestatic hepatitis, grade 5 renal failure[1], grade 3 acute kidney injury[2], and grade 2 pyrexia

Category	Phase II (n=46)	Phase III (n=133)
Any TEAE	43 (94%)	116 (87%)
TEAE Grade 3-5	9 (20%)	29 (22%)
Treatment-related TEAE	30 (65%)	64 (48%)
Treatment-related TEAE Grade 3-5	3 (7%)	5 (4%)
Any SAE	6 (13%)	19 (14%)
Treatment-related SAE	3 (7%)	3 (2%)
Discontinuations due to AEs	0 (0%)	5 (4%)

[1] 90-year-old man started the trial Mar. 2016. In May 2016, admitted for renal failure and started dialysis. Two weeks later, patient opted to discontinue dialysis, entered hospice and died in Jun. 2016. Case reported to DSMB, FDA and Health Canada. [2] 74-year-old man started the trial Nov. 2016. In Dec. 2016, admitted for acute kidney injury. In 2017, protocol amended to enhance monitoring, and investigators educated. No new serious related renal events since.

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AGENDA 1. Bladder cancer is an area of significant unmet need, which results in strong stakeholder support for new treatment options 2. Confident in the probability of regulatory approval with a clear path forward 3. Dual MOA suggests that Vicinium may be a preferred choice for combination therapy with checkpoint inhibitors in the future 4. Strong commercial viability with the potential for advocacy for Vicinium from physicians, patients and their caregivers, and payers 5. Microbial expression system has the potential to significantly reduce COGs while simplifying manufacturing and supply chain 17

VICINIUM Dual Mechanism of Action Fusion Protein: Vicinium selectively targets cancer cells (which overexpress T-cell recognizes EpCAM) neoantigen and kills cancer cell MECHANISM 2: Scientific Hypothesis: Vicinium may have an additive or synergistic effect with checkpoint inhibitors enabled by Vicinium’s ability to activate T-cells and the checkpoint inhibitors’ ability to bind to and block the ligand 18

Testing the Scientific Hypothesis:
Pre-clinical and Phase I Trial in SCCHN shows evidence of activation of patients' immune systems

Pre-Clinical Evidence

- Immunogenic Cell Death (ICD)
  - Promotes a pro-inflammatory environment and drives anti-cancer T cell responses
  - ICD is is associated with Damage Associated Molecular Patterns (DAMPs) including calreticulin expression, active ATP release and passive release of high mobility group box 1 protein (HMGB1)
  - Vicinium killing of cancer cells induces the expression of these key DAMPs
- In a mouse model, local Vicinium treatment of a tumor induced an immune response that, combined with a checkpoint inhibitor, slowed the growth of a 2nd non-injected tumor

Clinical Evidence
(as seen in Phase I)

Pre-treatment
After 4wks on treatment

PATIENT A:

Injected Tumor

PATIENT B:

Non-Injected Tumor

Injected Tumor



Reviewed in Vandenabaele, p et al, Adv. Exp Medical Biology 930:133-49 2016
Presented at AACR, 2017

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Testing the Scientific Hypothesis: NCI Trial of Vicinium and Checkpoint Inhibitor TRIAL ASSESSING: • Expression of ligands (e.g., PD-L1 and PD-L2) and DATA EXPECTED TO interaction with checkpoints (e.g., PD-1 and CD-80) GUIDE ADDITIONAL • Biomarkers • Complete response rate and duration of response COMBINATION STUDIES • Safety and tolerability Measuring ability of Vicinium to enhance the patient’s immune system via T-cell activation with AstraZeneca’s Imfinzi (anti-PD-L1) VICINIUM 20

AGENDA 1. Bladder cancer is an area of significant unmet need, which results in strong stakeholder support for new treatment options 2. Confident in the probability of regulatory approval with a clear path forward 3. Dual MOA suggests that Vicinium may be a preferred choice for combination therapy with checkpoint inhibitors in the future 4. Strong commercial viability with the potential for advocacy for Vicinium from physicians, patients, and their caregivers and payers 5. Microbial expression system has the potential to significantly reduce COGs while simplifying manufacturing and supply chain 21

Physician and Key Opinion Leader Commercial Insights Based on New Clinical Data(6 High-Prescribing Urologists and 5 KOLs)

After reviewing the data, these high-prescribing Urologists state they would prescribe Vicinium to


~60%
Would Prescribe
Would Not Prescribe

of their patients

After reviewing the data, these KOLs would recommend Vicinium to


~70%
Would Recommend
Would Not Recommend

of their colleagues

Key Feedback from these Physicians:

- Huge unmet need and patient quality of life are at the forefront in treatment decision making for physicians
- All high-prescribing Urologists rated the dual MOA of Vicinium 10/10 for relevance and importance for Vicinium
- Duration of response and time to cystectomy may have potential for significant impact for responding patients
- Safety and tolerability profile favorable vs. current treatments such as Valstar and checkpoint inhibitors
- Favorable safety and tolerability profile enhances efficacy by providing a positive benefit-risk assessment

Source: Sesen Bio Qualitative market research, Urologist/KOL IDIs February 2018 n = 11.

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Addressable Market (US Only)

Annual Volume


~80K[1]
Patients diagnosed with bladder cancer
Patients diagnosed with NMIBC
Patients with high-risk NMIBC:
Ta / T1
~80%[2]
CIS
~20%[2]
Patients where BCG has failed or disease recurred
Patients treated with Vicinium
75% - 85% of bladder cancer diagnoses are NMIBC[2]
40% - 50% of NMBICs are high-risk[3]
50% - 90% of BCG treatments fail or disease recurs[4]
30% - 60% of patients would be treated with Vicinium[5]

Price Reference

(Annual Cost)


$200K
Average healthcare cost per patient with bladder cancer[7]
Checkpoint Inhibitors[6]
$100K
Valstar[6]
$0

Sources:
[1]National Cancer Institute, SEER Cancer Stat Facts: Bladder Cancer, 2017. [2]Therapeutic Advances in Urology. Best Practices in the Treatment of Non-muscle Invasive Bladder Cancer. 2012. [3]Aldousari, S. et al (2010). Update on the management of non-muscle invasive bladder cancer. Can Urol Assoc J, 4(1), 56-64. [4]Memorial Sloan Kettering Cancer Center. Bladder Cancer Management After BCG Failure. 2014. [5]Sesen Bio Qualitative Market Research February 2018 n = 12. [6]Center for Medicare and Medicaid Services ASP Price List. [7]US National Library of Medicine National Institutes of Health. Economic aspects of bladder cancer: what are the benefits and costs? 2009.

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VICINIUM has Potential to Provide Continuity of Care for Patients with NMIBC VICINIUM BCG TREATMENT TREATMENT 2-hour infusion, hold, and rotation “I have been struck by the high patient tolerability of Vicinium which is instilled just Administration through urinary catheter like intravesical chemotherapy or BCG, making it easy for the treating Urologist.” Treated by Urologist (same Urologist) - Dr. Michael Jewett, Key Opinion Leader and Phase II clinical trial lead investigator Medical support team throughout care (same team) Response assessment every 3 months 24

Vicinium Go-to-Market Strategy Focuses on 3 Key Customer Segments Customer Segment Key Leverage Points Desired Behavior Clinical trial data Prescribing Vicinium Physician Clinical experience before cystectomy Patient Quality of Life Ask doctor for (Families/Caregivers) Health Outcomes Vicinium Payer Economic Data Reimburse and advocate for Value-based Contracts appropriate use of Vicinium Sources: Internal market research: Patient Journey Insights, Blue Print qualitative study May 2018, n=24; Sesen Market Opportunity, Monitor Deloitte qualitative and quantitative (n=34) study October 2018; Community Urologist in-depth interviews (IDIs), October 2018, n=5; Urologist/KOL IDIs February 2019, n=11. 25

AGENDA 1. Bladder cancer is an area of significant unmet need, which results in strong stakeholder support for new treatment options 2. Confident in the probability of regulatory approval with a clear path forward 3. Dual MOA suggests that Vicinium may be a preferred choice for combination therapy with checkpoint inhibitors in the future 4. Strong commercial viability with the potential for advocacy for Vicinium from physicians, patients and their caregivers, and payers 5. Microbial expression system has the potential to significantly reduce COGs while simplifying manufacturing and supply chain 26

Vicinium: A single cGMP Manufacturing Process

Vicinium: simple (linear) cGMP manufacturing process producing a single fusion protein



Bioreactor
Purification
(Generates Drug Substance)
QA Release
Fill/Finish
(Generates Drug Product)
QA Release
Market
Single cGMP process

ADCs: complex (branched) cGMP manufacturing - multiple cGMP processes involving process intermediates



Bioreactor
(mAb production)
Purification
(mAb intermediate)
QA Release
Modification Reaction
Conjugation Reaction
Purification
(Generates Drug Substance)
QA Release
Fill/Finish
(Generates Drug Product)
Linker Design
Linker Synthesis
QA Release
Source Cytotoxic Payload
Cytotoxic Payload Preparation
QA Release
cGMP process #1
cGMP process #2
cGMP process #3
cGMP process #4
QA Release
Market

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2019 Outlook December 31, 2018 December 31, 2017 Cash and Cash $50.4M $14.7M Equivalents Outstanding Shares 77,456,180 34,702,565 . Cash and cash equivalents sufficient to fund operations into 2020, with no outstanding debt . Potential value inflection points by mid-2019: • Ongoing FDA interaction and feedback • 12-month updated data from VISTA Trial • NCI biomarker data 28

2019 COMPANY HIGHLIGHTS 1. Bladder cancer is an area of significant unmet need, which results in strong stakeholder support for new treatment options 2. Confident in the probability of regulatory approval with a clear path forward 3. Dual MOA suggests that Vicinium may be a preferred choice for combination therapy with checkpoint inhibitors in the future 4. Strong commercial viability with the potential for advocacy for Vicinium from physicians, patients, and their caregivers, and payers 5. Microbial expression system has the potential to significantly reduce COGs while simplifying manufacturing and supply chain 29

Appendix 30

VISTA TRIAL: PATIENT DEMOGRAPHICS COHORT 1 COHORT 2 COHORT 3 Papillary tumors (without CHARACTERISTICS CIS that recurred >6 CIS that recurred within 6 CIS) that recurred within months but ≤11 months of months of adequate BCG 6 months of adequate adequate BCG BCG Total patients enrolled 86 7 40 Evaluable patients at 3-months 86 7 40 Evaluable patients at 6-months 85 7 40 Evaluable patients at 9-months 84 7 39 Evaluable patients at 12-months 81 7 38 Median age (years) 73 67 75 Males/Females 63/23 6/1 34/6 Median prior treatment for NMIBC BCG cycles 3 (range 1-14) 3 (range 1-10) Intravesical chemotherapy 0 (range 0-23) 0 (range 0-6) TURBT 3 (range 0-28) 3 (range 0-10) TURBT: transurethral resection of bladder tumor 31

VICINIUM® PATENT LIFE Pending Applications Dosing Strategies for Targeting EPCAM positive bladder cancer. If allowed, Stablilized Chimeric Immunoglobulins would expire in 2036 or later. (Oct 2021- Jan 2022) US: 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (Jun 2025) Potential for 12 years of biologics marketing exclusivity against biosimilars from date (TBD) of approval* Pending Applications Dosing Strategies for Targeting EPCAM positive bladder cancer. If allowed, would expire in 2036 or later. Stablilized Chimeric Immunoglobulins (Apr 2020) OUS: 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 Methods of Treating Cancer Using an Immunotoxin (Apr 2024) Note: Patent life assessment reflects independent analysis by Hogan Lovells US LLP. * Data exclusivity granted by FDA under the Biologics Price Competition and Innovation Act of 2009 (codified at 42 U.S.C. § 262(k)) 32

VISTA TRIAL: Data Tables, Complete Response Rate Cohort 1 (n=86) Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=86 37% (27%-48%) 6-months n=85 25% (16%-35%) 9-months n=84 18% (10%-28%) 12-months n=81 14% (7%-23%) Cohort 2 (n=7) Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=7 57% (18%-90%) 6-months n=7 57% (18%-90%) 9-months n=7 43% (10%-82%) 12-months n=7 14% (0%-58%) 33

VISTA TRIAL: Data Tables, Complete Response Rate Pooled cohorts 1 & 2 (n=93) Time Point Evaluable Patients Complete Response Rate (95% Confidence Interval) 3-months n=93 39% (29%-49%) 6-months n=92 27% (18%-37%) 9-months n=91 20% (12%-29%) 12-months n=88 14% (7%-23%) 34

VISTA TRIAL: Data Tables, Complete Response Rate Preliminary Phase III CRR vs. Phase II CRR Time Point Phase 3 Pooled CRR (95% Confidence Interval) Phase 2 Pooled CRR (95% Confidence Interval) 3-months 39% (29%, 49%) 40% (26%-56%) 6-months 27% (18%, 37%) 27% (15%-42%) 9-months 20% (12%, 29%) 18% (8%-32%) 12-months 14% (7%, 23%) 16% (7%-30%) Dosing: Phase II: Cohort 1 dose: 6 weekly induction doses, 6 weeks off, 3 maintenance doses every 3 months for 9 months; cohort 2 dose: 12 weekly induction doses, 3 maintenance doses every 3 months for 9 months Phase III: Biweekly induction doses for 6 weeks followed by weekly dosing for 6 weeks; if a CR achieved, proceed to maintenance of every other week dosing for 2 years total 35

VISTA TRIAL: Data Tables, Disease Recurrence Cohort 3 (n=40) Recurrence-Free Rate (95% Confidence Time Point Evaluable Patients Interval) 3-months n=40 68% (51%-81%) 6-months n=40 56% (40%-72%) 9-months n=39 42% (26%-59%) 12-months n=38 36% (21%-54%) 36